UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 21, 2007
PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1- 4311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY		11548
(Address of principal executive offices)		(Zip Code)
(516) 484-5400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-3.II: BY-LAWS

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective August 21, 2007, Cheryl W. Grisé was elected to the Board of Directors (the “Board”) of Pall Corporation (the “Registrant”). The Board has not yet determined to appoint Ms. Grisé to any committee of the Board. Ms. Grisé will receive compensation as a non-employee member of the Board as described in the proxy statement for the Registrant’s 2006 annual meeting of shareholders under “Compensation of Directors”.
ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) On August 21, 2007, the Board of the Registrant approved an amendment to the Registrant’s By-laws as previously amended on July 17, 2007. The amendment changed the number of directors on the Registrant’s Board from 11 to 12 and is effective August 21, 2007.
ITEM 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     3(ii)   &n bsp;  Registrant’s By-laws, as amended effective August 21, 2007.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation
August 27, 2007	/s/	FRANCIS MOSCHELLA
Francis Moschella
Vice President — Corporate Controller Chief Accounting Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description

3(ii)	Registrant’s By-laws, as amended effective August 21, 2007.

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